UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2020
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55477	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On July 8, 2020, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release announcing the launch of Sapientus (www.sapientus.com), the Company’s Big Data Insight arm, built to deliver data-driven solutions and insights for businesses within the insurance and financial services industries.

Sapientus is the third and most compelling component of the Company’s overall business model, empowering a suite of products and services in the Insurtech space. Specifically, the Sapientus suite of products and services will provide insurance industry partners with a breadth and depth of competitive advantages and capabilities such as:

  Behavioral insights and scoring derived from a time series of live telco data, along with an expansive set of auxiliary data, enabling deeper contextual understanding of a customer’s behavior propensity and risk inclination for more granular segmentation;

  Transactional integration giving real-time feedback enriched with risk and behavior insights on current and prospective customers, thereby further promoting digital transformations in the industry, in areas such as online underwriting, claims processing and fraud detection;

  Insight-driven data analytic services, sufficiently adaptive to incorporate new information such as emerging claim and marketing data, and synchronizing such with our partners’ operating and risk assessment philosophy via continual learning and refinement; and

  Our strategic partnerships with the two largest Chinese telecommunication giants provides us access to comprehensive and unbiased telco data on a real-time, unimpeded basis. By transforming and integrating telco signals with our own proprietary auxiliary data and identifiable public information, we are able to build a ground-up, flexible data structure and model to extract behavioral insights in an unprecedented manner.

Our mission is to deliver the next generation of data-driven insurance solutions that result in more accurate risk assessments, more efficient processes, and a more enjoyable customer experience.

“Our Sapientus platform enables us to transform and integrate the continuous stream of data from our strategic telecommunications partners, allowing our insurance industry partners to identify and select “preferred risk” customers and offering real-time transactional proposals,” stated CEO, Martin Shen. “With the launch of Sapientus, we anticipate commercializing and monetizing our Big Data Insights & Analytics platforms beginning in the first quarter of 2021, starting with our insurance industry partners.”

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated July 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.
DATE: July 13, 2020	By: /s/ Martin J. Shen Martin J. Shen CEO, CFO and Director